UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — January 2, 2018

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction)	(State or other jurisdiction)	(I.R.S. Employer of Incorporation Identification No.)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 2, 2018, pursuant to an agreement and plan of merger (the “Merger Agreement”), dated as of September 25, 2017, between Envestnet, Inc. (“Envestnet”), Folio Dynamics Holdings, Inc., a Delaware corporation (“FolioDynamix”), FCD Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Envestnet (“Merger Sub”), and Actua USA Corporation, a Delaware corporation, solely in its capacity as the representative of the stockholders of FolioDynamix, Envestnet completed the merger of Merger Sub with and into FolioDynamix, with FolioDynamix continuing as the surviving corporation (the “Acquisition”) and a wholly owned subsidiary of Envestnet. The completion of the Acquisition follows the receipt of all necessary regulatory approvals and third party consents.

In connection with the Acquisition, Envestnet paid $195 million in cash for all the outstanding shares of FolioDynamix, subject to certain closing and post-closing adjustments.  Envestnet funded the Acquisition price with borrowings under its revolving credit facility.

The foregoing summary of the Merger Agreement and the Acquisition does not purport to be a complete description and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Envestnet’s Form 8-K filed on September 25, 2017.

Item 8.01. Other Events.

On January 2, 2018, Envestnet issued a press release announcing the completion of the Acquisition referred to in Item 2.01 above. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(d) Exhibits.

99.1	Press release, dated January 2, 2018, regarding completion of the Acquisition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

	By:	/s/ Peter D’Arrigo
		Name:	Peter D’Arrigo
		Title:	Chief Financial Officer

Date: January 2, 2018

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